Exhibit 10.11

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF 1 2

2. AMENDMENT/MODIFICATION NO. 027	3. EFFECTIVE DATE 12/01/2013	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ASNET	7. ADMINISTERED BY (If other than Item 6)	CODE	5ASNET
ALAINA EARL Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW Room 1P 650 Washington DC 20260-0650 (202) 268-6580		Air Transportation CMC Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) FEDERAL EXPRESS CORPORATION 3610 HACKS CROSS ROAD MEMPHIS, TN 38125-8800		(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13) 04/23/2013
SUPPLIER CODE 000389122	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required). See Schedule	$0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

(x)	A.	THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. By mutual agreement of the contracting parties
☒	D.	OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to incorporate the following:

A) FedEx is to supply Unit Load Device (ULD) containers for charter operations during the Peak Season 2013, per the attached, “Peak 2013 Charter ULD Agreement.” The charter operations will operate between Memphis, TN (MEM) and Anchorage, AK (ANC), San Juan, PR (SJU) and Honolulu, HI (HNL). FedEx will have the ULD containers in place for operations effective December 1, 2013, through December 23, 2013, with the exception of December 1, 3, 4, 21, and 23 (which are optional days of operation). Use of containers on these optional days will be at the direction of the Postal Service. Payment for the use of the FedEx ULD containers will be based on agreed upon terms outlined in the attached “Peak 2013 Charter ULD Agreement.” Payment will be made through the reconciliation process.

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Paul J. Herron, Vice President	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian McKain

15B. CONTRACTOR/OFFEROR /s/ PAUL J. HERRON (Signature of person authorized to sign)	15C. DATE SIGNED 10/28/14	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 11/4/14

CONTINUATION SHEET	REQUISITION NO.	PAGE OF 2 2

CONTRACT/ORDER NO. ACN-13-FX/027	AWARD/ EFFECTIVE DATE 12/01/2013	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO.	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

B) During Peak FedEx will provide [*] San Juan (SJU) charters on December 3, 11, 12.

C) After Peak, FedEx will provide [*] charter on December 26th, [*] charters on December 30th, and [*] on January 15, 2014.

D) Beginning December 1, 2013, through December 24, 2013, the offshore locations: Anchorage (ANC), Honolulu (HNL), and San Juan (SJU), will be considered co-terminus to Memphis (MEM). Mail destined for ANC, HNL, and SJU, will be considered as having been delivered to ANC, HNL, and SJU, when scanned in MEM.

E) For the period of December 1, 2013 through December 24, 2013 all reductions in payment are waived for the offshore destinations of Honolulu (HNL), San Juan (SJU), and Anchorage (ANC).

F) In return for taking ad hoc trucks the Postal Service will grant a waiver of any reductions in payment for delivery performance for the days specified on the attached worksheet, “AD HOC Tally Sheet.”

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Period of Performance: 09/29/2014 to 9/30/2020

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Peak 2013 Charter ULD Agreement

	Week 1 Nov 30th to Dec 7 (8 days)		Week 2 Dec 8 - 14		Week 3 Dec 15 - 21		Week 4 Dec 22 - 28
Charters	AMJ	LD3	AMJ	LD3	AMJ	LD3	AMJ	LD3
HNL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ANC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SJU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total ULDs by Week	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total AMJs for the Period	[*]
Total LD3s for the Period	[*]

ULD Charges for Period
ULD Type	AMJ	LD3
Amount of containers	[*]	[*]
Charge per ULD	[*]	[*]
Total Charges Per ULD type	[*]	[*]
Total Charges			[*]

Assumptions:

1. [*]

2. [*]

3. [*]

4. HNL ops from Dec. 1st through Dec. 22nd. ANC ops from Dec. 3rd through Dec. 23rd. SJU ops from Dec. 5th to Dec. 24th.

5. ULDs are provided the day prior to the start of the first operation and are returned to FedEx the day after the last operation.

The day prior and after operations are included in the rental agreement.

6. Three days were subtracted from SJU’s allotment for the dates that FedEx provides the charter (3,11,12).

7. The total amount of ULDs charged is based on the 3 offshore locations, 2 ULD sets per operational leg and length of operational periods as outlined above.

8. The amounts charged per container type are AMJ - [*] and LD3s - [*] based on current IATA rates.

9. [*]

November 27, 2013

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

MEMH - Extra Surface Trips - FY14 (* updated 1/27/14)

					Total	Operating Period
					Ad	11/5 - 12/2	12/3 -1/5	1/6 -2/2
					Hocs	Nov	Dec	Jan
Date	Day of Week	Trip Number	Origin	# of Trucks	[*]	[*]	[*]	[*]
11/20/13	Wednesday	PI335	GRR	[*]
11/21/13	Thursday	PI336	GRR	[*]
11/22/13	Friday	PI337	GRR	[*]
11/23/13	Saturday	PI338	GRR	[*]		* Outbound Trips removed
11/24/13	Sunday	PI339	GRR	[*]
11/26/13	Tuesday	PI340	GRR	[*]
12/07/13	Saturday	PI344	ORD	[*]
12/07/13	Saturday	PI345	CLT	[*]
12/07/13	Saturday	PI350	TYS	[*]
12/07/13	Saturday	PI351	BNA	[*]
12/08/13	Sunday	PI342	ORD	[*]
12/08/13	Sunday	PI347	MCI	[*]
12/08/13	Sunday	PI348	SGF	[*]
12/08/13	Sunday	PI349	CLT	[*]
12/08/13	Sunday	PI352	PHX	[*]
12/08/13	Sunday	PI353	PHL	[*]
12/09/13	Monday	PI346	PHX	[*]
12/10/13	Tuesday	PI354	LAX	[*]
12/10/13	Tuesday	PI355	ONT	[*]
12/10/13	Tuesday	PI356	ONT	[*]
12/10/13	Tuesday	PI357	OAK	[*]
12/10/13	Tuesday	PI358	OAK	[*]
12/10/13	Tuesday	PI359	SFO	[*]
12/10/13	Tuesday	PI360	SFO	[*]
12/10/13	Tuesday	PI361	DFW	[*]
12/10/13	Tuesday	PI365	LAX	[*]
12/15/13	Sunday	PI368	LAX	[*]
12/15/13	Sunday	PI369	LAX	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

12/15/13	Sunday	PI370	LAX	[*]
12/20/13	Friday	PI373	DEN	[*]
12/21/13	Saturday	PI375	LAX	[*]
12/21/13	Saturday	PI376	SAN	[*]
12/21/13	Saturday	PI377	SAN	[*]
12/21/13	Saturday	PI378	SAN	[*]
12/21/13	Saturday	PI379	LAS	[*]
12/21/13	Saturday	PI380	CLT	[*]
12/21/13	Saturday	PI381	MKE	[*]
12/22/13	Sunday	PI372	LIT	[*]
12/22/13	Sunday	PI382	EWR	[*]
12/22/13	Sunday	PI383	CMH	[*]
12/22/13	Sunday	PI384	RIC	[*]
12/22/13	Sunday	PI385	ROC	[*]
12/22/13	Sunday	PI386	LAS	[*]
12/24/13	Tuesday	PI387	BDL	[*]
12/22/13	Sunday	PI388	SGF	[*]
12/22/13	Sunday	PI389	DFW	[*]
12/24/13	Tuesday	PI391	ATL	[*]
12/24/13	Tuesday	PI392	BWI	[*]
12/24/13	Tuesday	PI393	CMH	[*]
12/24/13	Tuesday	PI394	CVG	[*]
12/24/13	Tuesday	PI395	BDL	[*]
12/24/13	Tuesday	PI396	BDL	[*]
12/24/13	Tuesday	PI397	LAS	[*]
12/24/13	Tuesday	PI398	LAS	[*]
12/26/13	Thursday	PI399	GSO	[*]
12/26/13	Thursday	PI400	CLT	[*]
12/26/13	Thursday	PI402	ATL	[*]
12/26/13	Thursday	PI403	STL	[*]
12/26/13	Thursday	PI404	ORD	[*]
12/26/13	Thursday	PI405	IND	[*]
12/26/13	Thursday	PI406	IND	[*]
12/26/13	Thursday	PI407	MKE	[*]
12/26/13	Thursday	PI408	MHT	[*]
12/26/13	Thursday	PI411	EWR	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

12/26/13	Thursday	PI412	MCI	[*]
12/26/13	Thursday	PI413	DEN	[*]
12/26/13	Thursday	PI414	BNA	[*]
12/27/13	Friday	PI416	CMH	[*]
12/27/13	Friday	PI417	PHL	[*]
12/27/13	Friday	PI418	PHL	[*]
12/27/13	Friday	PI419	PIT	[*]
12/27/13	Friday	PI420	ROC	[*]
12/27/13	Friday	PI421	BWI	[*]
12/27/13	Friday	PI422	ATL	[*]
12/27/13	Friday	PI423	CLT	[*]
12/27/13	Friday	PI424	IND	[*]
12/27/13	Friday	PI425	ORD	[*]
12/27/13	Friday	PI426	ORD	[*]
12/27/13	Friday	PI427	DTW	[*]
12/27/13	Friday	PI428	DTW	[*]
12/27/13	Friday	PI429	DFW	[*]
12/27/13	Friday	PI430	TPA	[*]
12/28/13	Saturday	PI431	BDL	[*]
12/28/13	Saturday	PI432	BDL	[*]
12/28/13	Saturday	PI433	MHT	[*]
12/28/13	Saturday	PI434	CMH	[*]
12/28/13	Saturday	PI435	ROC	[*]
12/28/13	Saturday	PI436	SDF	[*]
12/28/13	Saturday	PI437	CLT	[*]
12/28/13	Saturday	PI438	RIC	[*]
12/28/13	Saturday	PI439	DTW	[*]
12/28/13	Saturday	PI440	ORD	[*]
12/28/13	Saturday	PI441	ATL	[*]
12/28/13	Saturday	PI442	IND	[*]
12/28/13	Saturday	PI453	MEM	[*]
12/29/13	Sunday	PI443	ROC	[*]
12/29/13	Sunday	PI444	CMH	[*]
12/29/13	Sunday	PI445	PHL	[*]
12/29/13	Sunday	PI446	BDL	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

12/29/13	Sunday	PI448	MHT	[*]
12/29/13	Sunday	PI449	CMH	[*]
12/29/13	Sunday	PI450	CLT	[*]
12/29/13	Sunday	PI454	MHT	[*]
01/02/14	Thursday	PI459	ATL	[*]
01/02/14	Thursday	PI460	CLT	[*]
01/02/14	Thursday	PI461	RIC	[*]
01/02/14	Thursday	PI462	PHL	[*]
01/02/14	Thursday	PI463	DSM	[*]
01/02/14	Thursday	PI464	CMH	[*]
01/02/14	Thursday	PI465	SDF	[*]
01/02/14	Thursday	PI467	DEN	[*]
01/02/14	Thursday	PI468	BDL	[*]
01/02/14	Thursday	PI469	JFK	[*]
01/02/14	Thursday	PI470	MHT	[*]
01/02/14	Thursday	PI471	ORD	[*]
01/02/14	Thursday	PI472	DTW	[*]
01/02/14	Thursday	PI473	IND	[*]
01/02/14	Thursday	PI474	RDU	[*]
01/02/14	Thursday	PI475	BDL	[*]
01/02/14	Thursday	PI476	STL/CMI	[*]
01/02/14	Thursday	PI477	PHL	[*]
01/02/14	Thursday	PI478	BNA	[*]
01/03/14	Friday	PI482	MEM	[*]
01/03/14	Friday	PI483	MEM	[*]
01/03/14	Friday	PI490	RNO	[*]
01/07/14	Tuesday	PI491	IND	[*]
01/07/14	Tuesday	PI504	IND	[*]
01/08/14	Wednesday	PI493	CLT	[*]
01/08/14	Wednesday	PI495	DFW	[*]
01/08/14	Wednesday	PI496	IND	[*]
01/09/14	Thursday	PI492	BWI	[*]
01/09/14	Thursday	PI497	SMF	[*]
01/09/14	Thursday	PI498	SMF	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

01/09/14	Thursday	PI503	DFW	[*]
01/09/14	Thursday	PI505	DTW	[*]
01/09/14	Thursday	PI506	MCI	[*]
01/10/14	Friday	PI507	IND	[*]
01/10/14	Friday	PI508	ORD	[*]
01/10/14	Friday	PI509	STL	[*]
01/14/14	Tuesday	PI510	JAX	[*]
01/14/14	Tuesday	PI511	DFW	[*]
01/14/14	Tuesday	PI512	IND	[*]
01/14/14	Tuesday	PI513	IND	[*]
01/14/14	Tuesday	PI514	ORD	[*]
01/14/14	Tuesday	PI515	CLT	[*]
01/14/14	Tuesday	PI516	GSO	[*]
01/14/14	Tuesday	PI517	ATL	[*]
01/14/14	Tuesday	PI518	MCI	[*]
01/14/14	Tuesday	PI519	LIT	[*]
		PI520		[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.